                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant  [  ]
Filed by a Party other than the Registrant  |X|

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

|X|     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE GROWTH FUND OF SPAIN, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                          BANKGESELLSCHAFT BERLIN AG
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)    Title of each class of securities to which transaction applies:
             _______________________________________________________________
      (2)    Aggregate number of securities to which transaction applies:
             _______________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________
      (4)    Proposed maximum aggregate value of transaction: ______________
      (5)    Total fee paid: _______________________________________________

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount previously paid: _______________________________________
        (2)    Form, Schedule or Registration Statement No.: _________________
        (3)    Filing Party: _________________________________________________
        (4)    Date Filed: ___________________________________________________

                          Bankgesellschaft Berlin AG
                               Alexanderplatz 2
                                D-10178 Berlin
                                    Germany


Dear Fellow Shareholder of The Growth Fund of Spain, Inc. (the "Fund"):

         As the largest shareholder of the Fund (based on public filings with the Securities and Exchange Commission), Bankgesellschaft Berlin AG (the "Soliciting Shareholder") is deeply concerned about the persistent discount from net asset value ("NAV") of the shares of the Fund. According to the Closed-End Fund Digest (October 1997), the shares of the Fund traded at an average discount of 19.55% from their NAV during the 52 weeks ended September 26, 1997. We seek your support in electing our two nominees to the Board of Directors of the Fund at the Special Meeting of Shareholders of the Fund scheduled for December 3, 1997. Our two nominees, Gregory L. Melville and Moritz A. Sell, have indicated to us that, if elected to the Board of Directors of the Fund, they will be committed to exploring methods of reducing or eliminating the discount from NAV of the shares of the Fund. We believe that our two nominees will be more committed to urging the full Board of Directors of the Fund to take prompt action to reduce or eliminate the persistent discount from NAV at which the shares of the Fund have traded than the two directors nominated by the Fund (each of whom is affiliated with the Fund's proposed new investment manager). The actions which our nominees might urge the full Board to take include open-ending the Fund or converting the Fund to a closed-end interval fund, among others. (Shareholders should be aware that, even if our nominees are elected to the Board of Directors of the Fund, they will constitute only two of the eight members of the Board and they may not be able to persuade other members of the Board to take any actions that they propose.) PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY IN THE POSTAGE-PREPAID ENVELOPE WHICH HAS BEEN PROVIDED. It is important that you not return any proxy card sent to you by the Fund if you wish to support the Soliciting Shareholder's nominees. If you have returned the WHITE proxy card sent to you by the Fund, you have the right to revoke that proxy and vote for our nominees by signing, dating and mailing a later dated BLUE proxy card in the envelope provided. You may vote for all proposals contained in management's WHITE proxy card by using our BLUE proxy card, as explained below. If you have any questions, please contact Georgeson & Company Inc., who is assisting us in the solicitation, toll-free at 1-800-223-2064.

                                   IMPORTANT

         There are four proposals scheduled to be voted upon at the Special Meeting (the election of two directors, the ratification of independent auditors of the Fund for the current fiscal year, the approval or disapproval of a new investment management agreement and the approval or disapproval of a new sub-advisory agreement). All of the proposals scheduled to be voted upon at the Special Meeting are included in our BLUE proxy card. If you wish to vote for the Soliciting Shareholder's nominees, you may do so by completing and returning a BLUE proxy card. The Soliciting Shareholder makes no recommendation as to how to vote on the other proposals scheduled to be voted upon at the Special Meeting, other than the election of directors. A BLUE proxy card which is returned to the Soliciting Shareholder or its agent will be voted as the shareholder indicates thereon. If a BLUE proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Soliciting Shareholder's nominees and will ABSTAIN with respect to the vote on the ratification of independent auditors, the approval of the new investment management agreement and the approval of the new sub-advisory agreement. An abstention on the vote to ratify the independent auditor of the Fund will have no effect on the result of the vote. An abstention on the votes to approve or disapprove the new investment management agreement and the new sub-advisory agreement will have the effect of being counted as a vote against these proposals.

                               Sincerely yours,



                               Bankgesellschaft Berlin AG

                       PROXY STATEMENT IN OPPOSITION TO
                 THE SOLICITATION BY THE BOARD OF DIRECTORS OF
                        THE GROWTH FUND OF SPAIN, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                        To be held on December 3, 1997


To Our Fellow Shareholders:

         This Proxy Statement and the enclosed BLUE proxy card are being furnished to holders of record on September 22, 1997 (the "Record Date") of shares of common stock, par value $.01 per share (the "Common Stock"), of The Growth Fund of Spain, Inc., a Maryland corporation (the "Fund"), by Bankgesellschaft Berlin AG, a German banking organization (the "Soliciting Shareholder"), in connection with the solicitation of proxies by the Soliciting Shareholder for use at the Special Meeting of shareholders of the Fund (the "Special Meeting") to be held on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, and any and all adjournments or postponements thereof. The Special Meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Fund, located at 222 South Riverside Plaza, Chicago, Illinois. The Special Meeting is one of a number of joint special meetings of Kemper Closed-End Funds scheduled for the same time and place. This Proxy Statement and the accompanying BLUE proxy card are first being sent to shareholders of the Fund on or about November 18, 1997.

         There are four matters scheduled to be voted upon at the Special
Meeting: (i) the election of two directors of the Fund, (ii) the ratification of independent auditors of the Fund, (iii) the approval or disapproval of a new investment management agreement and (iv) the approval or disapproval of a new sub-advisory agreement.

         The Soliciting Shareholder is soliciting your proxy in support of the election of its two nominees to the Board of Directors of the Fund (the "Board"). The Soliciting Shareholder believes that its nominees will be more committed to urging the full Board of Directors of the fund to take prompt action to reduce or eliminate the persistent discount from net asset value ("NAV") at which the shares of Common Stock have traded than the individuals nominated to the Board by the other members of the Board.

         All of the proposals scheduled to be voted upon at the Special Meeting are included in the Soliciting Shareholder's BLUE proxy card. If you wish to vote for the Soliciting Shareholder's nominees, you may do so by completing and returning a BLUE proxy card. The Soliciting Shareholder makes no recommendation as to how to vote on the other proposals scheduled to be voted upon at the Special Meeting, other than the election of directors. A BLUE proxy card which is returned to the soliciting shareholder or its agent will be voted as the shareholder indicates thereon. If a BLUE proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Soliciting Shareholder's nominees and will ABSTAIN with respect to the vote on the ratification of independent auditors, the approval of the new investment management agreement and the approval of the new sub-advisory agreement. An abstention on the vote to ratify the independent auditor of the Fund will have no effect on the result of the vote. An abstention on the votes to approve or disapprove the new investment management agreement and the new sub-advisory agreement will have the effect of being counted as a vote against these proposals.

         Discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the meeting of which the Soliciting Shareholder is not aware as of the date of this Proxy Statement and matters incident to the conduct of the Special Meeting, which discretionary authority will be exercised in accordance with Rule 14a-4 promulgated by the Securities and Exchange Commission (the "Commission").

         The Fund currently has a total of seven directors, divided into three classes. (One directorship is vacant and will be filled at the Special Meeting, so that the Board will then have a total of eight directors.) There are two Class I directors, whose terms expire in 1998, three Class II directors, whose terms expire in 1999, and three Class III directors, whose terms expire in 2000. One of the directors to be elected at the Special Meeting will be a Class II director and one of the directors to be elected at the Special Meeting will be a Class III director. The Soliciting Shareholder proposes Moritz A. Sell as the Class II director (term expiring in 1999) to be elected at the Special Meeting and Gregory L. Melville as the Class III director (term expiring in 2000) to be elected at the Special Meeting. BLUE proxy cards which are properly signed, dated and returned will be voted in a manner consistent with this proposal.

         The vote for new directors and the vote on the new investment management agreement and sub-advisory agreement are being made in connection with a transaction pursuant to which a majority interest in Scudder, Stevens & Clark, Inc. ("Scudder") will be acquired by Zurich Insurance Company ("Zurich"), the parent company of the Fund's current investment manager. Upon consummation of the acquisition, the Fund's current investment manager will be combined with or acquired by Scudder. The directors elected at the Special Meeting will take office upon consummation of these transactions. If these transactions are not consummated, the directors elected at the Special Meeting (whether such directors are nominees of the Soliciting Shareholder or of the Fund) will not take office.

VOTING, QUORUM

         Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. According to the proxy statement distributed by the Board of Directors in connection with the Special Meeting (the "Fund Proxy Statement"), there were 16,544,593 shares of Common Stock issued and outstanding on September 22, 1997. Holders of record on the Record Date will be entitled to cast one vote on each matter for each share of Common Stock held by them. Shares of Common Stock do not have cumulative voting rights. Directors of the Fund are elected by a plurality of the votes cast. The vote on the ratification of the independent auditor requires the affirmative vote of a majority of the shares voting on the matter. The vote on the new investment advisory agreement and the new sub-advisory agreement requires the affirmative vote of the lesser of (1) 67% of the shares of Common Stock of the Fund present at the Special Meeting if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of Common Stock of the Fund.

         In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or persons entitled to vote and
(b) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have no effect in the election of directors; the two nominees receiving the largest number of votes will be elected. Abstentions on the vote to ratify the independent auditor of the Fund will not be counted as a "votes cast" and will have no effect on the result of the vote. Abstentions on the votes to approve or disapprove the new investment management agreement and the new sub-advisory agreement will be considered to be both present at the Special Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against these proposals.

         At least 50% of the shares of Common Stock must be present, in person or by proxy, in order to constitute a quorum for the transaction of business.

REVOCATION OF PROXIES

         Any proxy given in connection with the Special Meeting (whether given to the Fund or to the Soliciting Shareholder) may be revoked at any time prior to the voting thereof at the Special Meeting by delivering a written revocation of his or her proxy to the Secretary of the Fund or with the presiding officer at the Special Meeting, by executing and delivering a later dated proxy to the Soliciting Shareholder or the Fund or their solicitation agents, or by voting in person at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy.

         There is no limit on the number of times that a shareholder may revoke his or her proxy prior to the Special Meeting. Only the latest dated, properly signed proxy card will be counted.

         IF YOU HAVE ALREADY SENT A WHITE PROXY CARD TO THE BOARD OF DIRECTORS OF THE FUND, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE NOMINEES OF THE SOLICITING SHAREHOLDER BY SIGNING, DATING AND MAILING THE ENCLOSED BLUE PROXY CARD IN THE ENVELOPE PROVIDED.

         THE BLUE PROXY CARD CONTAINS ALL OF THE PROPOSALS SCHEDULED TO BE VOTED UPON AT THE SPECIAL MEETING. IF YOU WISH TO VOTE FOR THE SOLICITING SHAREHOLDER'S NOMINEES, YOU MAY DO SO BY COMPLETING AND RETURNING A BLUE PROXY CARD. THE SOLICITING SHAREHOLDER MAKES NO RECOMMENDATION AS TO HOW TO VOTE ON THE PROPOSALS SCHEDULED TO BE VOTED UPON AT THE SPECIAL MEETING, OTHER THAN THE ELECTION OF DIRECTORS. A BLUE PROXY CARD WHICH IS RETURNED TO THE SOLICITING SHAREHOLDER OR ITS AGENT WILL BE VOTED AS THE SHAREHOLDER INDICATES THEREON. IF A BLUE PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED IN FAVOR OF THE SOLICITING SHAREHOLDER'S NOMINEES AND WILL ABSTAIN WITH RESPECT TO THE VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS, THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT. AN ABSTENTION ON THE VOTE TO RATIFY THE INDEPENDENT AUDITOR OF THE FUND WILL HAVE NO EFFECT ON THE RESULT OF THE VOTE. AN

ABSTENTION ON THE VOTES TO APPROVE OR DISAPPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT WILL HAVE THE EFFECT OF BEING COUNTED AS A VOTE AGAINST THESE PROPOSALS.

               INFORMATION CONCERNING THE SOLICITING SHAREHOLDER

         The Soliciting Shareholder is one of the largest banking organizations in Germany, with over 343.8 billion German marks in assets as of June 30, 1997 and equity capital of over 8.1 billion German marks as of June 30, 1997 (equivalent to approximately $197.6 billion and $4.6 billion, respectively, at prevailing exchange rates at June 30, 1997). The principal executive offices of the Soliciting Shareholder are located at Alexanderplatz 2, D-10178 Berlin, Germany. As of the date of this Proxy Statement, the Soliciting Shareholder owned 1,775,500 shares of Common Stock, representing approximately 10.7% of the issued and outstanding shares of Common Stock. As of the record date for the Special Meeting, the Soliciting Shareholder owned 1,505,800 shares of Common Stock, representing approximately 9.1% of the issued and outstanding shares. The Soliciting Shareholder is the largest shareholder of the Fund (based on public filings with the Commission). The Soliciting Shareholder owns shares in a number of other closed-end mutual funds, including three others in which it owns more than 5% of the outstanding shares. The Soliciting Shareholder has not solicited proxies in opposition to the solicitation of proxies by the management of any other closed-end fund in which it has an equity interest, although it reserves the right to do so in the future.

         On October 7, 1997, the Soliciting Shareholder sent the letter attached hereto as Exhibit 1 to the Fund. In such letter, the Soliciting Shareholder requested that the Audit and Governance Committee of the Fund nominate the Soliciting Shareholder's nominees to the Board of Director of the Fund. On October 14, 1997, Kemper Funds sent the letter attached hereto as
Exhibit 2 to the Soliciting Shareholder. In such letter, Kemper Funds stated that the Soliciting Shareholder's nominees would be considered at the next regularly scheduled meeting of the Audit and Governance Committee. In a conversation with the Fund, the Soliciting Shareholder was informed that the Soliciting Shareholder's proposal regarding its nominees was submitted too late for the Audit and Governance Committee to consider for inclusion in the Fund Proxy Statement relating to the Special Meeting.

         Exhibit 3 attached hereto sets forth information concerning purchases of shares of Common Stock of the Fund by the Soliciting Shareholder during the last two years. During such period, the Soliciting Shareholder has not sold any shares of the Fund.

                         REASONS FOR THE SOLICITATION

         According to the Closed-End Fund Digest (October 1997), the shares of the Fund traded at an average discount of 19.55% from their NAV during the 52 weeks ended September 26, 1997. The Soliciting Shareholder has determined to undertake this proxy solicitation because it believes that its nominees will be more committed to urging the full Board of Directors of the Fund to take prompt action to reduce or eliminate the persistent discount from NAV at which the shares of the Fund have traded than the two directors nominated by the Fund (each of whom is affiliated with the Fund's proposed new investment manager).

         The two nominees to the Board proposed by the Board are both affiliated with Scudder, Stevens & Clark, Inc. ("Scudder"), a majority interest in which will be acquired by Zurich Insurance Company ("Zurich"), the parent company of the Fund's current investment manager. Upon completion of the acquisition, the Fund's current investment manager will be combined with or acquired by Scudder. The Soliciting Shareholder proposes to nominate to the Board of the Fund two individuals who have no affiliation with the Fund's investment manager and who have indicated that they will be committed to urging the full Board of Directors of the Fund to take action to reduce or eliminate the discount from NAV of the shares of the Fund. Such methods might include committing the Fund to disseminating NAV on a daily basis, converting the Fund to a closed-end interval fund, or open-ending the Fund, among others.

        The Fund invests primarily in equity securities of Spanish companies. Mr. Melville has extensive experience in risk management and trading in international equities. Mr. Sell has significant experience in international securities as both a trader and an analyst. As the Fund invests primarily in the securities of Spain, their professional experience would prove to be an asset to the Fund.

                            CERTAIN CONSIDERATIONS

         In considering whether to support the Soliciting Shareholders's nominees, shareholders of the Fund should consider the following.

         Even if the full Board of Directors of the Fund determines to implement any of the proposals which the nominees of the Soliciting Shareholder may urge the full Board to consider, there can be no assurance that any such proposal will ultimately be implemented. Each of the proposals which the nominees of the Soliciting Shareholder may urge the full Board to consider entail costs and difficulties which may impede or delay their implementation. For example, if the Board of Directors determined to propose that the Fund become an open-end investment company, shareholders of the Fund holding at least 75% of the outstanding shares would have to vote in favor of the proposal in order for it to be adopted. There can be no assurance that the requisite shareholder vote could be obtained. Moreover, the Fund might incur significant costs in preparing a proxy statement relating to the open-ending proposal and holding a shareholders' meeting to vote on the proposal. The conversion of the Fund to an closed-end interval fund would also require shareholder approval, of which there could be no assurance, and the preparation of a proxy statement and the holding of a shareholders' meeting, which might result in significant costs to the Fund. In addition, the Fund would need to consider whether to engage an underwriter to distribute its shares if it were open- ended or converted to a closed-end interval fund, and there can be no assurance that it would be able to engage an underwriter for such purposes. If the Fund were to convert to an open-end fund or a closed-end interval fund, the Fund would need to increase its cash position by selling portfolio securities. Such a restructuring of its portfolio could reduce the prices to be received for securities the Fund sold, thus reducing the Fund's net asset value.

         According to documents filed with the Commission, the Board of Directors of the Fund has authorized the open-market repurchase and retirement of three million shares of Common Stock. The effect of such repurchases may be to reduce the discount to NAV at which the shares of Common Stock trade. The proxy statement used in connection with the 1996 Annual Meeting of Shareholders of the Fund contained proposals to open-end the Fund and to convert the Fund to a closed-end interval fund. In such proxy statement the Board of Directors discussed the benefits and costs of such proposals and recommended that shareholders of the Fund not vote in favor of such proposals.

       Shareholders of the Fund should note that even if the Soliciting Shareholder's nominees are elected to the Board of Directors of the Fund, they will constitute only two of the eight members of the Board of Directors. For these and other reasons, there can be no assurance that, even if the Soliciting Shareholder's nominees are elected, that the discount from NAV at which the shares of Common Stock trade will be reduced or eliminated. The Soliciting Shareholder has not made any decision as to whether or not it will solicit proxies in future election contests involving the Fund.

                                 THE NOMINEES

       BLUE proxy cards which are signed, dated and returned to the Soliciting Shareholder or its agent, Georgeson & Company Inc. ("Georgeson"), will be voted in favor of the election of Gregory L. Melville and Moritz A. Sell. Messrs. Melville and Sell have furnished the Soliciting Shareholder with the following information concerning their employment history and certain other matters:

Name                                        Age     Present Principal Occupation
----                                        ---     ----------------------------
Gregory L. Melville                         41      Assistant Director of Bankgesellschaft Berlin AG

Moritz A. Sell                              30      Market Strategist at Bankgesellschaft Berlin AG

         Both Mr. Melville and Mr. Sell are United States citizens. Neither
Mr. Melville nor Mr. Sell owns, beneficially or of record, any shares of Common Stock. The principal business address of Messrs. Melville and Sell is c/o the Soliciting Shareholder, Alexanderplatz 2, D-10178 Berlin, Germany.

         Other than fees payable by the Fund to its directors, neither of the Soliciting Shareholder's nominees has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates. The Soliciting Shareholder has agreed to indemnify its nominees for liabilities they may incur in connection with this proxy solicitation.

         GREGORY L. MELVILLE. Mr. Melville has been an Assistant Director of the Soliciting Shareholder since July 1995. From 1990 until June 1995, Mr. Melville was a Vice President of Salomon Brothers Inc., an investment bank, working at Salomon Brothers AG, a subsidiary in Germany. From 1989 through 1990, Mr. Melville was employed by Devon Systems, a software manufacturer for securities firms, as a consultant to customers of Devon Systems. From 1983 through 1989, Mr. Melville was self-employed in the financial services industry. Mr. Melville served as a finance officer in the United States Army from 1978 through 1983. He received a Bachelor of Science degree from the United States Military Academy at West Point in 1978.

         MORITZ A. SELL. Mr. Sell has been a Market Strategist at the Soliciting Shareholder since November 1996. From October 1995 until May 1996, Mr. Sell was an analyst in a consulting capacity at Barclays de Zoete Wedd, an investment bank. From 1990 through 1993, Mr. Sell was a Derivatives Trader at the Canadian Imperial Bank of Commerce and, from 1993 through April

1994, Mr. Sell was a Derivatives Trader at the Canadian Imperial Bank of Commerce and a Vice President of CIBC Inc., a subsidiary of the Canadian Imperial Bank of Commerce. Mr. Sell received a Bachelor of Arts degree in Economics from George Washington University in 1989.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information as of the date of this Proxy Statement regarding the beneficial ownership of shares of Common Stock by each beneficial owner of more than 5% of the outstanding shares of Common Stock, based upon information contained in filings with the Commission (except that information with regard to the Soliciting Shareholder reflects the number of shares of Common Stock beneficially owned by the Soliciting Shareholder as of the date of this Proxy Statement and is more current than the information contained in the Soliciting Shareholder's filings with the Commission). Unless otherwise noted, each individual or entity named below has sole voting and investment power with respect to the shares indicated:


Name and Address                                             No. of Shares Owned           Percentage of Class
----------------                                             -------------------           -------------------
Bankgesellshaft Berlin AG                                           1,775,500                        10.7%
Alexanderplatz 2
D-10178 Berlin
Germany

Stichting Azko Pensioenfonds (1)                                      965,000                         5.8%
Jansbuitensingel 30
Postbox 1002
6801 ME Arnhem
Netherlands

------------------------------------
                  (1) According to a Schedule 13D filed by Stichting Azko Pensioenfonds ("Stichting") in March 1992, Stichting is the beneficial owner of 965,000 shares of Common Stock. Stichting has not subsequently publicly filed an amendment to its Schedule 13D. However, the Fund Proxy Statement, which lists all holders of more than 5% of the Fund's shares, does not include Stichting as such a holder.

         According to the Fund Proxy Statement, officers and directors of the Fund own an aggregate of 3,306 shares of Common Stock, representing less than 1% of the outstanding shares.

                               THE SOLICITATION

         The Soliciting Shareholder has retained Georgeson to assist and to provide advisory services in connection with this proxy solicitation for which it will be paid a fee of $25,000 and will be reimbursed for reasonable out-of-pocket expenses. The Soliciting Shareholder will indemnify Georgeson against certain liabilities and expenses in connection with this proxy solicitation, including liabilities under the federal securities laws. Other than the nominees, no officers, directors or employees of the Soliciting Shareholder will solicit proxies.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this Proxy Statement and the accompanying BLUE proxy card to the beneficial owner of shares of Common Stock for whom they hold of record and the Soliciting Shareholder will reimburse them for their reasonable out-of-pocket expenses.

         The expenses related to this proxy solicitation will be borne by the Soliciting Shareholder. The Soliciting Shareholder estimates that the total amount of expenses to be incurred by it in this proxy solicitation will be approximately $70,000. Expenses to date have been approximately $10,000.

         If you have any questions concerning this Proxy Solicitation or the procedures to be followed to execute and deliver a proxy, please contact Georgeson at:

                           Georgeson & Company, Inc.
                         Wall Street Plaza, 30th Floor
                           New York, New York 10005
                        Call Toll-Free: 1-800-223-2064


Dated:  November 18, 1997

                                                                  EXHIBIT 1


                  [Letterhead of Bankgesellschaft Berlin AG]



                                                    October 7, 1997


The Growth Fund of Spain, Inc.
222 South Riverside Plaza
Chicago, IL  60606
USA
Attention:  Philip J. Collora, Secretary

Dear Mr. Collora:

                  Bankgesellschaft Berlin AG (the "Bank") is the holder of 1,514,300 shares of the common stock, par value $.01 per share (the "Common Stock"), of The Growth Fund of Spain, Inc. (the "Fund"), representing approximately 9.1% of the outstanding shares of Common Stock. We have reviewed the preliminary proxy statement (the "Proxy Statement") of the Fund that was filed with the United States Securities and Exchange Commission on September 29, 1997. The Proxy Statement relates to a Special Meeting of Shareholders of the Fund scheduled for December 3, 1997 at which shareholders will be asked to
(i) elect two additional members to the Board of Directors of the Fund (the "Board"), (ii) ratify the selection of the Fund's independent auditors for the current fiscal year and (iii) approve or disapprove a new investment management agreement and a new sub- advisory agreement. The vote on the new investment management and sub-advisory agreement are being taken in anticipation of the automatic termination of the Fund's existing investment management and sub-advisory agreements, in accordance with the terms thereof, upon the acquisition by Zurich Insurance Company ("Zurich"), the parent company of the Fund's current investment manager, of approximately 70% of Scudder, Stevens & Clark Inc. ("Scudder"). Upon completion of the acquisition, Scudder will change its name Scudder Kemper Investments, Inc. ("SKI") and the Fund's current investment manager will be combined with SKI.

                  The Proxy Statement states that the Audit and Governance Committee of the Fund (the "Committee") proposes the nominees for election by the shareholders of the Fund and that shareholders wishing to submit the name of a candidate for consideration by the Committee may do so by contacting the Secretary of the Fund. The Bank requests that the Committee nominate Gregory
L. Melville and Moritz A. Sell to the Board. Brief biographies of Messrs. Melville and Sell are attached hereto as Annex A. Messrs. Melville and Sell have confirmed to the Bank that they meet all requirements under the Investment Company Act of 1940, as amended, and the Fund's articles of incorporation and by-laws applicable to directors. They will complete a questionnaire prepared by the Fund designed to confirm the foregoing. In the event that the Committee determines not to nominate Messrs. Melville and Sell, the Bank would appreciate the opportunity to discuss with the Committee the opportunity of nominating other individuals to the Board in lieu of Messrs. Melville and Sell.

                  Mr. Melville has extensive experience in risk management and trading in international equities. Mr. Sell has significant experience in international securities as both a trader and an analyst. As the Fund invests primarily in the securities of Spain, their business experience would prove to be an asset to the Fund.

                  The persistent discount from net asset value ("NAV") of the shares of Common Stock is a concern to the Bank, as we are sure it is to most, if not all, shareholders of the Fund. Messrs. Melville and Sell have indicated to the Bank that, if elected to the Board, they will be committed to exploring methods of reducing or eliminating the discount. Such methods might include committing the Fund to disseminating NAV information on a daily basis, converting the Fund to a close-end interval fund, open-ending the Fund, or merging the Fund with an open-end fund, among others.

                  The Bank believes that the two nominees to the Board whose names are contained in the Proxy Statement will not be genuinely committed to reducing or eliminating the discount because both are affiliated with Scudder, which will serve as the investment manager of the Fund after its acquisition by Zurich. These two nominees will not possess the independence necessary to make decisions relating to the reduction or elimination of the discount to NAV based on the best interests of the shareholders of the Fund, as opposed to the best interests of the Fund's investment manager. On the other hand, Messrs. Melville and Sell will have the interests of increasing shareholder value as their mandate.

                  We wish to thank the Committee for its attention to the Bank's request that its nominees be considered for nomination to the Board and, due to the time sensitivity, respectfully request a response to this letter by October 13, 1997.

Very truly yours,


/s/ Serge Demoliere
Managing Director

/s/ Dirk Kipp
Director

                                    ANNEX A


Gregory L. Melville (born July 22, 1956)
US Citizen
B.S. Engineering, 1978, United States Military Academy, West Point
1978 - 1983           US Army, Finance Officer
1983 - 1989           Self Employed in Financial Services Industry
1990 - 1995           Salomon Brothers, Investment Bank, Vice President
1995 - Present        Bankgesellschaft Berlin, Bank, Assistant Director


Moritz A. Sell (born October 12, 1967)
US Citizen
B.A. Economics, 1989, George Washington University
1990 - 1994           Canadian Imperial Bank of Commerce, Bank, Vice President
1995 - 1996           Barclays de Zoete Wedd, Investment Bank, Analyst
1996 - Present        Bankgesellschaft Berlin, Bank

                                                                   EXHIBIT 2

                         [Letterhead of Kemper Funds]



                                                      October 14, 1997


Mr. Serge Demoliere, Managing Director
Mr. Dirk Kipp, Director
Bankgesellschaft Berlin
Equities/Equity Derivatives
Alexanderplatz 2, D-10178
Berlin, Germany

                                    Re:     The Growth Fund of Spain, Inc.
                                            ------------------------------

Dear Messrs. Demoliere and Kipp:

       Your recent submission of proposed nominees for election as directors of The Growth Fund of Spain, Inc. will be presented to the Audit and Governance Committee of the Fund for consideration at their next regularly scheduled meeting. Thank you for your interest in Kemper Funds.

                               Very truly yours,

                               The Growth Fund of Spain, Inc.


                               By:/s/ Philip J. Collora
                                  --------------------------------
                                      Philip J. Collora
                                      Secretary

                                                                   EXHIBIT 3

                 ALL SECURITIES OF THE FUND PURCHASED OR SOLD
            WITHIN THE PAST TWO YEARS BY THE SOLICITING SHAREHOLDER


         Except as disclosed in this Proxy Statement, neither the Soliciting Shareholder nor its nominees for election to the Board of Directors of the Fund has, or had, any interest, director or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases of shares of Common Stock by the Soliciting Shareholder. Neither of the Soliciting Shareholder's nominees owns any shares of Common Stock. Neither the Soliciting Shareholder nor either of its nominees for election to the Board of Directors of the Fund has sold any shares of Common Stock in the last two years. The Soliciting Shareholder has sold puts covering the shares of Common Stock to third parties. If such puts are exercised by such third parties, the Soliciting Shareholder will acquire an additional 23,500 shares of Common Stock, representing less than 1% of the outstanding shares.

       Purchases of shares of Common Stock by the Soliciting Shareholder
       -----------------------------------------------------------------

            Date                          Number of Shares Purchased
            ----                          --------------------------
February 21, 1997                                   75,700
February 24, 1997                                   33,600
February 25, 1997                                   35,000
February 26, 1997                                   84,300
February 27, 1997                                   46,600
February 28, 1997                                   27,300
March 3, 1997                                       35,000
March 4, 1997                                        5,500
March 5, 1997                                       10,000
March 6, 1997                                        9,000
March 7, 1997                                        6,500
March 21, 1997                                      26,700
April 2, 1997                                       10,000
April 3, 1997                                        3,900
April 4, 1997                                       40,000
April 10, 1997                                      10,600
April 11, 1997                                      50,000
April 14, 1997                                       1,700
April 15, 1997                                       3,000
April 16, 1997                                       8,000
April 22, 1997                                       1,400
April 24, 1997                                       1,500
April 25, 1997                                      20,600
May 1, 1997                                         14,100
May 5, 1997                                          6,000
May 15, 1997                                        10,300

                Date                  Number of Shares Purchased
                ----                  --------------------------
May 16, 1997                                     19,800
May 19, 1997                                     33,000
May 20, 1997                                      4,600
May 21, 1997                                     17,000
May 22, 1997                                     20,000
May 23, 1997                                        700
May 28, 1997                                     10,500
May 29, 1997                                    100,000
June 2, 1997                                     12,700
June 3, 1997                                      8,500
June 5, 1997                                      3,200
June 9, 1997                                     41,700
June 10, 1997                                    73,500
June 12, 1997                                     5,500
June 16, 1997                                    15,000
June 17, 1997                                    20,400
June 23, 1997                                    51,000
June 24, 1997                                    21,000
June 27, 1997                                     5,000
July 3, 1997                                      5,300
July 7, 1997                                      9,200
July 9, 1997                                     23,200
July 21, 1997                                    20,000
July 28, 1997                                    60,000
July 30, 1997                                     5,000
August 4, 1997                                  170,000
August 5, 1997                                    6,600
August 8, 1997                                      100
August 11, 1997                                  10,000
August 12, 1997                                   5,000
August 19, 1997                                  30,000
August 21, 1997                                   8,600
August 22, 1997                                   4,200
August 26, 1997                                   7,400
August 27, 1997                                   3,200
August 28, 1997                                   7,400
August 29, 1997                                   3,200
September 3, 1997                                49,700
September 4, 1997                                 5,900
September 5, 1997                                 3,800
September 11, 1997                                7,100
September 12, 1997                                8,700
September 15, 1997                                8,400
September 16, 1997                                3,700
September 22, 1997                                  700

                Date                      Number of Shares Purchased
                ----                      --------------------------
September 23, 1997                                  1,500
September 24, 1997                                  5,900
October 6, 1997                                     1,100
October 22, 1997                                    2,200
October 23, 1997                                   10,000
October 24, 1997                                   50,300
October 27, 1997                                    1,900
October 28, 1997                                      400
October 30, 1997                                   22,000
October 31, 1997                                    9,100
November 12, 1997                                  10,000
November 12, 1997                                  50,000
November 13, 1997                                  27,000
November 14, 1997                                   8,300
November 17, 1997                                  70,000

                                  PROXY CARD

                       PROXY SOLICITED IN OPPOSITION TO
                           THE BOARD OF DIRECTORS OF
                           THE GROWTH FUND OF SPAIN
                                      BY
                          BANKGESELLSCHAFT BERLIN AG

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 3, 1997


The undersigned hereby appoints Gregory L. Melville and Moritz A. Sell, and each of them, as the undersigned's proxies, with full power of substitution to attend the Special Meeting of Stockholders of The Growth Fund of Spain, Inc. (the "Fund") to be held in the Presentation Room on the 32nd Floor at the offices of the Fund, 222 South Riverside Plaza, Chicago, Illinois, on Wednesday, December 3, 1997, at 2:30 p.m., Chicago time, and any adjournment(s) or postponement(s) thereof, and to vote on all matters that may come before such meeting the number of shares that the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:


(INSTRUCTIONS: Mark votes by placing an "x" in the appropriate [ ].)

1.    ELECTION OF DIRECTORS.
      FOR all nominees listed below.                      WITHHOLD AUTHORITY
      (except as indicated to the contrary below) [ ]     to vote for all
                                                          nominees listed
                                                          below [ ]
      GREGORY L. MELVILLE
      MORITZ A. SELL

      If you wish to withhold authority to vote for the election of any individual nominee, write the name of that nominee below.

---------------------------------------------------------------------------

                                                                             FOR        AGAINST          ABSTAIN
2.      To ratify the selection of Ernst & Young LLP as independent
        auditors for the current fiscal year.                                 [ ]         [ ]              [ ]
3A.     To approve a new investment management agreement with Scudder
        Kemper Investments, Inc. ("SKI") (or with Zurich Kemper               [ ]         [ ]              [ ]
        Investments, Inc., transferable to SKI).
3B.     To approve a new sub-advisory agreement with BSN Gestion de
        Patrimonios, S.A., S.G.C.                                             [ ]         [ ]              [ ]
4.      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
        AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY AND ALL ADJOURNMENTS
        OR POSTPONEMENTS THEREOF, AS PROVIDED IN THE PROXY STATEMENT PROVIDED
        HEREWITH.

IMPORTANT - PLEASE SIGN AND DATE THE REVERSE SIDE.

SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE IN ITEM 1 AND THIS PROXY WILL ABSTAIN FROM VOTING ON PROPOSALS 2, 3A AND 3B. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED NOVEMBER 18, 1997 OF BANKGESELLSCHAFT BERLIN AG. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE EXECUTED BY THE UNDERSIGNED RELATING TO THE SUBJECT MATTER HEREOF AND CONFIRMS ALL THAT THE PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.


(IMPORTANT - PLEASE FILL IN DATE)

This proxy card is provided by Bankgesellschaft Berlin AG, a shareholder of the Fund.

Please sign exactly as your name appears hereon or on proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other duly authorized officer.
If a partnership, please sign in partnership name by authorized person.


SIGNATURE(S)_______________________________________ Dated: ___________________
Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and other signing in a representative capacity should include their names and the capacity in which they sign.